Exhibit 10.2

Munawar H. Hidayatallah
c/o Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, Texas 77056

March 9, 2009

Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, TX 77056
Attention: Management of Allis-Chalmers Energy Inc.

Re: Waiver of 2009 Bonus

To the Management of Allis-Chalmers Energy Inc.:

Reference is made to that certain Employment Agreement dated effective as of April 1, 2007, as amended, between Allis-Chalmers Energy Inc. (the “Company”) and Munawar H. Hidayatallah (the “Employment Agreement”). Capitalized terms used, but not otherwise defined, in this letter agreement, shall have the meanings ascribed to such terms in my Employment Agreement.

Section 5(b) of my Employment Agreement provides, in relevant part:

(i) Executive shall be eligible to receive an annual bonus equal to 100% of Executive’s salary if the Company’s Compensation Committee determines that the Company has met the performance goals established by the Compensation Committee. Such performance goals shall be established no later than ninety days after the first day of the performance year (provided that the outcome is substantially uncertain at the time the criteria are established). The annual bonus (other than a bonus for the final year of the term of this Agreement) shall be subject to Executive’s continued employment on the date of payment (other than by reason of death or Disability), and shall be paid as soon as practicable after the Compensation Committee determines that the performance goals were satisfied but in no event later than two-and-one-half months following the applicable performance year. Such bonus shall be paid in cash or, at the option of Executive, made by written election filed by Executive with the Company Secretary by the last day of the performance year in shares of the Company’s Common Stock (for such purpose the shares shall be valued at “Fair Market Value” (as defined in the Incentive Plan) at the payment date).

(ii) In addition, Executive shall be entitled to receive such other incentive bonuses as may be provided in management incentive bonus plans adopted from time to time by Company.

By this letter, I hereby waive my right to any bonus described in Section 5(b) of my Employment Agreement for calendar year 2009.

The waiver provided here is for any bonus due to me under my Employment Agreement for the calendar year 2009 only and does not constitute a waiver of any other compensation for which I am eligible under my Employment Agreement, including any benefits or awards pursuant to any benefit plan of the Company.

This waiver shall be governed by the laws of the State of Texas without reference to its conflicts of law principles. This waiver may be executed by facsimile or email transmission and in one or more counterparts, each of which shall constitute an original and which, together, shall constitute on instrument.

Sincerely,

/s/ Munawar H. Hidayatallah
Munawar H. Hidayatallah

Accepted and Agreed:

Allis-Chalmers Energy Inc.

/s/ Theodore F. Pound III
Theodore F. Pound III
General Counsel and Secretary

Victor M. Perez
c/o Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, TX 77056

March 9, 2009

Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, TX 77056
Attention: Management of Allis-Chalmers Energy Inc.

Re: Waiver of 2009 Bonus

To the Management of Allis-Chalmers Energy Inc.:

Reference is made to that certain Employment Agreement dated effective as of April 3, 2007 between Allis-Chalmers Energy Inc. (the “Company”) and Victor M. Perez (the “Employment Agreement”). Capitalized terms used, but not otherwise defined, in this letter agreement, shall have the meanings ascribed to such terms in my Employment Agreement.

Section 5(b) of my Employment Agreement provides, in relevant part:

Executive shall be entitled to receive a bonus equal to a maximum of 50% of his Salary based upon the achievement of goals set forth in Schedule A attached hereto (which shall be amended each year in the discretion of the Company). Such bonus shall be paid annually within 30 days after the completion of the Company’s audited financial statements for each year. Executive shall also be eligible to receive from Company such annual management incentive bonuses as may be provided in management incentive bonus plans adopted from time to time by Company.

By this letter, I hereby waive my right to any bonus described in Section 5(b) of my Employment Agreement for calendar year 2009.

The waiver provided here is for any bonus due to me under my Employment Agreement for the calendar year 2009 only and does not constitute a waiver of (a) any increase to my Salary for calendar year 2009 or any subsequent years that my Employment Agreement is in effect or (b) any other compensation for which I am eligible under my Employment Agreement, including any benefits or awards pursuant to any benefit plan of the Company.

This waiver shall be governed by the laws of the State of Texas without reference to its conflicts of law principles. This waiver may be executed by facsimile or email transmission and in one or more counterparts, each of which shall constitute an original and which, together, shall constitute on instrument.

Sincerely,

/s/ Victor M. Perez
Victor M. Perez

Accepted and Agreed:

Allis-Chalmers Energy Inc.

/s/ Theodore F. Pound III
Theodore F. Pound III
General Counsel and Secretary

Theodore F. Pound III
c/o Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, TX 77056

March 9, 2009

Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, TX 77056
Attention: Management of Allis-Chalmers Energy Inc.

Re: Waiver of 2009 Bonus

To the Management of Allis-Chalmers Energy Inc.:

Reference is made to that certain Employment Agreement dated effective as of December 3, 2007, between Allis-Chalmers Energy Inc. (the “Company”) and Theodore F. Pound III (the “Employment Agreement”). Capitalized terms used, but not otherwise defined, in this letter agreement, shall have the meanings ascribed to such terms in my Employment Agreement.

Section 5(b) of my Employment Agreement provides, in relevant part:

Executive shall be entitled to receive a cash bonus equal to 50% of his Salary on an annual basis. Such bonus shall be paid annually within 30 days after the completion of the Company’s audited financial statements for each year. Executive shall also be eligible to receive from Company such additional annual management incentive bonuses as may be provided in management incentive bonus plans adopted from time to time by Company.

By this letter, I hereby waive my right to any bonus described in Section 5(b) of my Employment Agreement for calendar year 2009.

The waiver provided here is for any bonus due to me under my Employment Agreement for the calendar year 2009 only and does not constitute a waiver of (a) any increase to my Salary for calendar year 2009 or any subsequent years that my Employment Agreement is in effect or (b) any other compensation for which I am eligible under my Employment Agreement, including any benefits or awards pursuant to any benefit plan of the Company.

This waiver shall be governed by the laws of the State of Texas without reference to its conflicts of law principles. This waiver may be executed by facsimile or email transmission and in one or more counterparts, each of which shall constitute an original and which, together, shall constitute on instrument.

Sincerely,

/s/ Theodore F. Pound III
Theodore F. Pound III

Accepted and Agreed:

Allis-Chalmers Energy Inc.

/s/ Munawar H. Hidayatallah
Munawar H. Hidayatallah
Chairman and Chief Executive Officer

David Bryan
c/o Strata Directional Technology LLC
911 Regional Park Drive
Houston, Texas 77060

March 9, 2009

Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, TX 77056
Attention: Management of Allis-Chalmers Energy Inc.

Re: Waiver of 2009 Bonus

To the Management of Allis-Chalmers Energy Inc. (“Allis-Chalmers”):

Reference is made to that certain Employment Agreement dated effective as of July 1, 2007, as amended, between Strata Directional Technology LLC (fka Strata Directional Technology, Inc.) (the “Company”) and David Bryan (the “Employment Agreement”). Capitalized terms used, but not otherwise defined, in this letter agreement, shall have the meanings ascribed to such terms in my Employment Agreement.

Section 5(b) of my Employment Agreement provides, in relevant part:

Executive shall be entitled to receive a bonus equal to a maximum of 100% of his salary if the Company achieves its budgeted EBITDA goals as determined by the Chief Executive Officer of Allis-Chalmers and the Compensation Committee of the Board of Directors. Such bonus shall be paid annually within 30 days following Allis-Chalmer’s release of its audited financial statements for each fiscal year during the term hereof. Executive shall also be eligible to receive from Company such other annual management incentive bonuses as may be provided in management incentive bonus plans adopted from time to time by Company.

By this letter, I hereby waive my right to any bonus described in Section 5(b) of my Employment Agreement for fiscal year 2009 to be paid calendar year 2010.

The waiver provided here is for any bonus due to me under my Employment Agreement for the fiscal year 2009 only and does not constitute a waiver of (a) any increase to my Salary for fiscal year 2009 or any subsequent years that my Employment Agreement is in effect or (b) any other compensation for which I am eligible under my Employment Agreement, including any benefits or awards pursuant to any benefit plan of Allis-Chalmers.

This waiver shall be governed by the laws of the State of Texas without reference to its conflicts of law principles. This waiver may be executed by facsimile or email transmission and in one or more counterparts, each of which shall constitute an original and which, together, shall constitute on instrument.

Sincerely,

/s/ David Bryan
David Bryan

Accepted and Agreed:

Allis-Chalmers Energy Inc.

/s/ Theodore F. Pound III
Theodore F. Pound III
Vice President and Secretary

Strata Directional Technology LLC

/s/ Theodore F. Pound III
Theodore F. Pound III
Vice President and Secretary

Terrence P. Keane
c/o Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, TX 77056

March 9, 2009

Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, TX 77056
Attention: Management of Allis-Chalmers Energy Inc.

Re: Waiver of 2009 Bonus

To the Management of Allis-Chalmers Energy Inc. (“Allis-Chalmers”):

Reference is made to that certain Employment Agreement dated effective as of July 1, 2007, as amended, between AirComp LLC (the “Company”) and Terrence P. Keane (the “Employment Agreement”). Capitalized terms used, but not otherwise defined, in this letter agreement, shall have the meanings ascribed to such terms in my Employment Agreement.

Section 5(b) of my Employment Agreement provides, in relevant part:

Executive shall be entitled to receive a bonus equal to (i) 50% of his annual base salary if the Company achieves its budgeted EBITDA goals for the six month period between January 1, 2008 through June 30, 2008, and (ii) 50% of his annual base salary if the Oilfield Services segment of Allis-Chalmers achieves its budgeted EBITDA goals for the six month period between July 1, 2008 though December 31, 2008. For fiscal years 2009 and 2010, Executive shall be entitled to a bonus equal to 100% of his annual base salary if the Oilfield Services segment of Allis-Chalmers meets its budgeted EBITDA goals established for those years. All EBITDA goals shall be as established by the Chief Executive Officer and Compensation Committee of Allis-Chalmers. Such bonus shall be paid annually within 30 days following Allis-Chalmers’ release of its audited financial statements for each fiscal year during the term hereof. Executive shall also be eligible to receive from Allis-Chalmers such other annual management incentive bonuses as may be provided in management incentive bonus plans adopted from time to time by Allis-Chalmers.

By this letter, I hereby waive my right to any bonus described in Section 5(b) of my Employment Agreement for calendar year 2009.

The waiver provided here is for any bonus due to me under my Employment Agreement for the calendar year 2009 only and does not constitute a waiver of (a) any increase to my Salary for calendar year 2009 or any subsequent years that my Employment Agreement is in effect or (b) any other compensation for which I am eligible under my Employment Agreement, including any benefits or awards pursuant to any benefit plan of the Company.

This waiver shall be governed by the laws of the State of Texas without reference to its conflicts of law principles. This waiver may be executed by facsimile or email transmission and in one or more counterparts, each of which shall constitute an original and which, together, shall constitute on instrument.

Sincerely,

/s/ Terrence P. Keane
Terrence P. Keane

Accepted and Agreed:

Allis-Chalmers Energy Inc.

/s/ Munawar H. Hidayatallah
Munawar H. Hidayatallah
Chairman and Chief Executive Officer

AirComp LLC

/s/ Theodore F. Pound III
Theodore F. Pound III
Vice President and Secretary

Mark Patterson
c/o Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, Texas 77056

March 9, 2009

Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, TX 77056
Attention: Management of Allis-Chalmers Energy Inc.

Re: Waiver of 2009 Bonus

To the Management of Allis-Chalmers Energy Inc.:

Reference is made to that certain Employment Agreement dated effective as of January 1, 2008 between Allis-Chalmers Energy Inc. (the “Company”) and Mark Patterson (the “Employment Agreement”). Capitalized terms used, but not otherwise defined, in this letter agreement, shall have the meanings ascribed to such terms in my Employment Agreement.

Section 5(b) of my Employment Agreement provides, in relevant part:

Executive shall be entitled to receive a bonus in an amount up to 100% of his Salary on an annual basis upon meeting the budgeted EBITDA goals as determined by the Chief Executive Officer of the Company and the Compensation Committee. Such bonus shall be paid annually within 30 days after the completion of the Company’s audited financial statements for each year. Executive shall also be eligible to receive from Company such additional annual management incentive bonuses as may be provided in management incentive bonus plans adopted from time to time by Company.

By this letter, I hereby waive my right to any bonus described in Section 5(b) of my Employment Agreement for calendar year 2009.

The waiver provided here is for any bonus due to me under my Employment Agreement for the calendar year 2009 only and does not constitute a waiver of (a) any increase to my Salary for calendar year 2009 or any subsequent years that my Employment Agreement is in effect or (b) any other compensation for which I am eligible under my Employment Agreement, including any benefits or awards pursuant to any benefit plan of Allis-Chalmers.

This waiver shall be governed by the laws of the State of Texas without reference to its conflicts of law principles. This waiver may be executed by facsimile or email transmission and in one or more counterparts, each of which shall constitute an original and which, together, shall constitute on instrument.

Sincerely,

/s/ Mark Patterson
Mark Patterson

Accepted and Agreed:

Allis-Chalmers Energy Inc.

/s/ Theodore F. Pound III
Theodore F. Pound III
Vice President and Secretary